UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

VIATRIS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg,
Pennsylvania, 15317
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2021, Viatris Inc. (“Viatris”) entered into the Amended and Restated Revolving Credit Agreement and the Term Loan Credit Agreement (in each case, as defined and described below).

Amended and Restated Revolving Credit Agreement

On July 1, 2021, Viatris entered into an amended and restated revolving credit agreement (the “Amended and Restated Revolving Credit Agreement”), by and among Viatris, certain affiliates and subsidiaries of Viatris as guarantors, certain lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent (in such capacity, the “Revolving Administrative Agent”). The Amended and Restated Revolving Credit Agreement contains a revolving credit facility (the “Revolving Credit Facility”) under which Viatris may obtain extensions of credit in an aggregate principal amount not to exceed $4,000,000,000, in U.S. dollars or alternative currencies including Euro, Sterling, Yen and any other currency that is approved by the Revolving Administrative Agent and each lender under the Revolving Credit Facility.

The Revolving Credit Facility will be available to Viatris from and after the satisfaction of certain customary conditions (the date such conditions are satisfied or waived being referred to as the “Revolver Closing Date”).

The Amended and Restated Revolving Credit Agreement includes a $300,000,000 subfacility for the issuance of letters of credit and a $175,000,000 sublimit for swingline borrowings. The swingline borrowings will be made available in U.S. dollars only. Viatris may seek additional commitments under the Revolving Credit Facility from lenders or other financial institutions designated by Viatris up to an aggregate amount such that Viatris would be in compliance with the financial covenant described below, after giving effect to such increase in the commitments and the application of proceeds therefrom. In determining pro forma compliance with the financial covenant described below, any indebtedness that is proposed to be incurred will be added to Viatris’ consolidated total indebtedness, and if such indebtedness is incurred in connection with an acquisition, the consolidated EBITDA of the acquired business for the trailing four quarters will be added to (or, if negative, subtracted from) Viatris’ consolidated EBITDA for the same period.

Proceeds from the Revolving Credit Facility will be used for general lawful corporate purposes of Viatris and its subsidiaries, including, without limitation, to repay outstanding obligations under Viatris’ existing $4,000,000,000 revolving credit facility, dated as of June 16, 2020 (as amended, restated or modified from time to time, the “Existing Revolving Credit Agreement”), among Viatris, as borrower, certain subsidiaries of Viatris, as guarantors, certain lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent.

As of the Revolver Closing Date, the Revolving Credit Facility will be guaranteed by Mylan Inc., Utah Acquisition Sub Inc. and Mylan II B.V. and after the Revolver Closing Date, each other subsidiary of Viatris that guarantees (or is otherwise a co-obligor of) third party indebtedness in excess of $500,000,000 other than (i) any wholly owned subsidiary of Viatris which engages in no activities other than in connection with the financing of receivables of the receivables sellers and which is designated as a receivables entity by Viatris (“Receivables Entity”) and (ii) Upjohn Finance B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of the Netherlands (“Finco”) so long as it (a) does not hold (directly and together with its subsidiaries) more than de minimis assets (other than (x) any intercompany notes or receivables that relate to the repayment of principal and interest of any indebtedness of Finco issued after June 16, 2020 and on or prior to the Closing Date (as defined in the Existing Revolving Credit Agreement) or (y) any proceeds from any indebtedness of Finco (so long as such proceeds are intended to be distributed to Viatris) or intercompany notes or receivables that relate to the distribution of such proceeds), (b) generates more than de minimis consolidated EBITDA and (c) does not at any time guarantee any third-party indebtedness of Viatris.

The Revolving Credit Facility will initially bear interest at the LIBO, EURIBO or TIBO (“Eurocurrency”) Rate or SONIA (in each case, determined in accordance with the Amended and Restated Revolving Credit Agreement), as applicable, plus 1.20% per annum, if Viatris chooses to make Eurocurrency or SONIA borrowings, or at a base rate (determined in accordance with the Amended and Restated Revolving Credit Agreement) plus 0.20% per annum. The Revolving Credit Facility has a facility fee, which currently accrues at 0.175% on the daily amount of the aggregate revolving commitments of the lenders. The applicable margins over the Eurocurrency Rate and the base rate for the revolver can fluctuate based on the long-term unsecured senior, non-credit enhanced debt rating of Viatris by S&P Global Ratings, Moody’s Investors Service, Inc. and Fitch Ratings, Inc.

The Amended and Restated Revolving Credit Agreement contains customary affirmative covenants for facilities of this type, including among others, covenants pertaining to the delivery of financial statements, notices of default and certain material events, maintenance of corporate existence and rights, property, and insurance and compliance with laws, as well as customary negative covenants for facilities of this type, including limitations on the incurrence of subsidiary indebtedness, liens, mergers and certain other fundamental changes, investments and loans, acquisitions, transactions with affiliates, payments of dividends and other restricted payments and changes in Viatris’ lines of business. The Amended and Restated Revolving Credit Agreement contains a financial covenant requiring maintenance of a leverage ratio no greater than 4.25 to 1.00 as of the last day of each fiscal quarter ending after the Revolver Closing Date through and including the fiscal quarter ending June 30, 2022, 4.00 to 1.00 as of the last day of each fiscal quarter ending after June 30, 2022 through and including the fiscal quarter ending December 31, 2022 and 3.75 to 1.00 as of the last day of any fiscal quarter thereafter. The Revolving Credit Facility is scheduled to expire on the date that is five years from the Revolver Closing Date.

The Amended and Restated Revolving Credit Agreement contains default provisions customary for facilities of this type, which are subject to customary grace periods and materiality thresholds, including, among others, defaults related to payment failures, failure to comply with covenants, material misrepresentations, defaults under other material indebtedness, the occurrence of a “change in control”, bankruptcy and related events, material judgments, certain events related to pension plans and the invalidity or revocation of any loan document or any guarantee agreement of Viatris or any subsidiary that becomes a guarantor as described above. If an event of default occurs under the Amended and Restated Revolving Credit Agreement, the lenders may, among other things, terminate their commitments and declare immediately payable all borrowings. The default provisions in the Amended and Restated Revolving Credit Agreement are applicable only from and after the Revolver Closing Date.

Amounts drawn on the Revolving Credit Facility become due and payable on the date that is five years from the Revolver Closing Date. Amounts drawn on the Revolving Credit Facility may be voluntarily prepaid without penalty or premium, other than customary breakage costs related to prepayments of Eurocurrency and SONIA borrowings.

The foregoing summary of the Amended and Restated Revolving Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Revolving Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Term Loan Credit Agreement

On July 1, 2021, Viatris entered into a term loan credit agreement (the “Term Loan Credit Agreement”), by and among Viatris, certain affiliates and subsidiaries of Viatris as guarantors, each Lender from time to time party thereto and Mizuho Bank, Ltd., as administrative agent. The Term Loan Credit Agreement provides for a ¥40,000,000,000 principal amount senior unsecured term loan facility (the “Term Loan Credit Facility”).

The Term Loan Credit Facility will be available to Viatris upon satisfaction of certain customary conditions (the date such conditions are satisfied or waived being referred to as the “Term Closing Date”). Viatris intends to use the ¥40,000,000,000 aggregate principal amount available under the Term Loan Credit Facility for general lawful corporate purposes of Viatris and its subsidiaries.

As of the Term Closing Date, the Term Loan Credit Facility will be guaranteed by Mylan Inc., Utah Acquisition Sub Inc. and Mylan II B.V. and after the Term Closing Date, each other Subsidiary of Viatris that guarantees (or is otherwise a co-obligor of) third party indebtedness in excess of $500,000,000 other than (i) any Receivables Entity and (ii) Finco so long as it (a) does not hold (directly, and together with its subsidiaries) more than de minimis assets (other than (x) any intercompany notes or receivables that relate to the repayment of principal and interest of any indebtedness of Finco issued after June 16, 2020 and on or prior to the Closing Date (as defined in the Existing Revolving Credit Agreement) or (y) any proceeds from any indebtedness of Finco (so long as such proceeds are intended to be distributed to Viatris) or intercompany notes or receivables that relate to the distribution of such proceeds), (b) generates more than de minimis consolidated EBITDA and (c) does not at any time guarantee any third-party indebtedness of Viatris.

The Term Loan Credit Facility will bear interest at the TIBO Rate (determined in accordance with the Term Loan Credit Agreement) plus 0.75% per annum.

The Term Loan Credit Agreement contains customary affirmative covenants for facilities of this type, including among others, covenants pertaining to the delivery of financial statements, notices of default and certain material events, maintenance of corporate existence and rights, property, and insurance and compliance with laws, as well as customary negative covenants for facilities of this type, including limitations on the incurrence of subsidiary indebtedness, liens, mergers and certain other fundamental changes, investments and loans, acquisitions, transactions with affiliates, payments of dividends and other restricted payments and changes in Viatris’ lines of business. The Term Loan Credit Agreement contains a financial covenant requiring maintenance of a leverage ratio no greater than 4.25 to 1.00 as of the last day of each fiscal quarter ending after the Term Closing Date through and including the fiscal quarter ending June 30, 2022, 4.00 to 1.00 as of the last day of each fiscal quarter ending after June 30, 2022 through and including the fiscal quarter ending December 31, 2022 and 3.75 to 1.00 as of the last day of any fiscal quarter thereafter. The Term Loan Credit Facility is scheduled to expire on the date that is five years from the Term Closing Date.

The Term Loan Credit Agreement contains default provisions customary for facilities of this type, which are subject to customary grace periods and materiality thresholds, including, among others, defaults related to payment failures, failure to comply with covenants, material misrepresentations, defaults under other material indebtedness, the occurrence of a “change in control”, bankruptcy and related events, material judgments, certain events related to pension plans and the invalidity or revocation of any loan document or any guarantee agreement of Viatris or any subsidiary that becomes a guarantor as described above. If an event of default occurs under the Term Loan Credit Agreement, the lenders may, among other things, declare immediately payable all borrowings. The default provisions in the Term Loan Credit Agreement are applicable only from and after the Term Closing Date. Amounts drawn on the Term Loan Credit Facility become due and payable on the date that is five years from the Term Closing Date.

The foregoing summary of the Term Loan Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Credit Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Amended and Restated Revolving Credit Agreement and Term Loan Credit Agreement is hereby incorporated by reference into this Item 2.03 of this Current Report on Form 8-K insofar as it relates to the creation of a direct financial obligation of Viatris.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit Agreement, dated as of July 1, 2021, among Viatris, the guarantors from time to time party thereto, the lenders and issuing banks from time to time party thereto and Bank of America, N.A., as administrative agent.*

10.2	Term Loan Credit Agreement, dated as of July 1, 2021, among Viatris, the guarantors from time to time party thereto, the lenders from time to time party thereto and Mizuho Bank, Ltd., as administrative agent.*

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Viatris agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: July 1, 2021	By:	/s/ Sanjeev Narula
Sanjeev Narula Chief Financial Officer